Exhibit 10.16(c)

LETTER AGREEMENT NO. 2

As of October 31, 2014

Frontier Airlines, Inc.

7001 Tower Road

Denver, Colorado 80249

Re:	PURCHASE INCENTIVES

Dear Ladies and Gentlemen,

FRONTIER AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A321 Purchase Agreement dated of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.	A321 AIRCRAFT *****

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1.1	*****

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1.5	***** are established in the Base Period *****

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2.1	Clause 3.1.1.2 of the Agreement is revised to read as follows:

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3.1.1.2

The Base Price of the A321 Airframe ***** are established in accordance with the average economic conditions prevailing in the ***** and corresponding to a theoretical delivery in ***** (the “Base Period”).

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2.2	Clause 4.1 of the Agreement is revised to read as follows:

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4.1	Seller Price Revision Formula

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3.	PRICE REVISION FORMULA

Part 1 of Exhibit C, Seller Price Revision Formula, is deleted in its entirety and replaced with the Part 1 of Exhibit C, annexed as Appendix 1 to this Letter Agreement.

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*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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5.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement but subject to Clause 21.2 and Clause 21.5 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect.

6.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

7.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered (including counterparts delivered by electronic mail or by facsimile transmission) will be an original, but all such counterparts will together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Senior Vice President Contracts

Accepted and Agreed

FRONTIER AIRLINES, INC.

By:	/s/ James G. Dempsey

Its:	Chief Financial Officer

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APPENDIX 1 TO LETTER AGREEMENT NO. 2

PART 1 SELLER PRICE REVISION FORMULA

1.	BASE PRICES

The Base Price of the A321 Airframe, ***** (each, a “Base Price”) are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics in accordance with the provisions hereof, *****.

2.	BASE PERIOD

Each Base Price has been established in accordance with the average economic conditions prevailing in the ***** as defined by “ECIb” and “ICb” index values indicated hereafter.

3.	INDEXES

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in: Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two (2) preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed report” (found in Table 6. “Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

4.	REVISION FORMULA

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*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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5.	GENERAL PROVISIONS

5.1	Rounding

The Labor Index average and the Material Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient shall be rounded to the nearest ten thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

The final factor shall be rounded to the nearest ten thousandth (4 decimals).

The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

5.2	Substitution of Indexes for Airframe Price Revision Formula

If:

(i)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in the Airframe Price Revision Formula, or

(ii)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or

(iii)	the data samples used to calculate such Labor Index or such Material Index are substantially changed;

The Seller shall select a substitute index for inclusion in the Seller Price Revision Formula (the “Substitute Index”).

The Substitute Index shall reflect as closely as possible the actual variance of the Labor Costs or of the material costs used in the calculation of the original Labor Index or Material Index as the case may be.

As a result of the selection of the Substitute Index, the Seller shall make an appropriate adjustment to the Seller Price Revision Formula to combine the successive utilization of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.

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5.3	Final Index Values

The index values as defined in Clause 4. hereof shall be considered final and no further adjustment to the Base Prices as revised at the Delivery Date of the Aircraft shall be made after Aircraft Delivery for any subsequent changes in the published index values.

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*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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